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                                                                   Exhibit 23.2


KPMG PEAT MARWICK LLP


                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Petco Animal Supplies, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.



                                        /s/ KPMG PEAT MARWICK LLP

San Diego, California
December 12, 1996